UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 27, 2012

DIRECTV

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.            OTHER EVENTS

In the first quarter of 2012, DIRECTV, which we sometimes refer to as the company, we, or us, revised its reportable segments. As previously disclosed in our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2012 filed with the Securities and Exchange Commission, or SEC, on May 9, 2012 and for the quarter ended June 30, 2012 filed with the SEC on August 3, 2012, beginning in the first quarter of 2012, we report Sky Brasil and PanAmericana, which were previously aggregated and reported as our DIRECTV Latin America segment, as two segments. The Sky Brasil segment includes our 93% owned subsidiary Sky Brasil Services, Ltda. The PanAmericana segment includes the results of our wholly owned subsidiaries that provide services in Argentina, Chile, Columbia, Ecuador, Puerto Rico, Venezuela and certain other countries in the region. Sky Brasil and PanAmericana are now reported as separate segments due to Sky Brasil’s growing significance to our consolidated results of operations and these segments are reflective of how DIRECTV’s Chief Executive Officer currently reviews operating results. These changes did not impact our other existing reportable segments.

In the condensed consolidating financial statements of DIRECTV and subsidaries, we previously aggregated “Intercompany receivables” and “Investment in subsidiaries” as “Intercompany assets” in the condensed consolidating balance sheets. We have reclassified certain intercompany amounts in order to conform to the current presentation.

We are filing this Current Report on Form 8-K to update our Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 23, 2012, or the 2011 Form 10-K,  to reflect the change in our reportable segments and to reclassify certain prior year intercompany amounts reported in the condensed consolidating balance sheets in order to conform to the current presentation.

Exhibit 99.1 includes selected sections from the 2011 Form 10-K, which have been revised to reflect the change in the reportable segments and the reclassification of certain intercompany amounts in the condensed consolidating balance sheets. Only the following Notes to the Consolidated Financial Statements in Item 8, Part II of the 2011 Form 10-K have been updated from their previous presentation:

•                  Note 1 - Description of Business

•                  Note 7 - Goodwill and Intangible Assets

•                  Note 10 - Debt

•                  Note 19 - Segment Reporting

•                  Note 22 - Condensed Consolidating Financial Statements

Similarly, “Item 1. Business” and “Item 2. Properties” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 9A. Controls and Procedures” in Part II of the 2011 Form 10-K have been revised and updated to conform to the current presentation.

The changes noted above, as reflected in the information included in this Current Report on Form 8-K, affect only the manner in which certain financial information was previously reported and do not restate nor revise DIRECTV’s previously reported consolidated financial statements for any period. All other information in the 2011 Form 10-K remains unchanged and has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2011 Form 10-K with the SEC.

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

23.1	Consent of Independent Registered Public Accounting Firm
99.1

Part I, “Item 1. Business” and “Item 2. Properties;” Part II, “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Item 8. Financial Statements and Supplementary Data,” “Item 9A. Controls and Procedures” and Report of Independent Registered Public Accounting Firm of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission on February 23, 2012, revised only to reflect the change in the reportable segments and the reclassification of certain intercompany amounts in the condensed consolidating balance sheets

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)

Date: August 27, 2012	By:	/s/ Patrick T. Doyle
	Name:	Patrick T. Doyle
	Title:	Executive Vice President and Chief Financial Officer